Exhibit 10.36

ADT INC.

2018 OMNIBUS INCENTIVE PLAN

COMMON STOCK AWARD AGREEMENT

THIS COMMON STOCK AWARD AGREEMENT (this “Agreement”), is entered into as of [            ], 20     (the “Date of Grant”), by and between ADT Inc., a Delaware corporation (the “Company”), and [                    ] (the “Participant”). Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the ADT Inc. 2018 Omnibus Incentive Plan, as amended, restated or otherwise modified from time to time in accordance with its terms (the “Plan”).

WHEREAS, the Company has adopted the Plan, pursuant to which Common Stock (grants awarded hereunder, “Retention Shares”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant the Retention Shares provided for herein to the Participant on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.	Grant of Retention Shares.

(a)    Grant. The Company hereby grants to the Participant a total of [                ] Retention Shares, on the terms and subject to the conditions set forth in this Agreement and as otherwise provided in the Plan. The Retention Shares shall be fully vested on the Date of Grant.

(b)    Incorporation by Reference. The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and the Participant’s beneficiary in respect of any questions arising under the Plan or this Agreement. The Participant acknowledges that the Participant has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

2.	Share Certificate; Rights as a Stockholder.

(a)    Rights as a Stockholder. The holder of the Retention Shares shall be, and shall have the rights or privileges of, a stockholder of the Company, including, without limitation, any dividend rights and voting rights, in respect of the Retention Shares. No adjustment will be made to the Retention Shares in respect of any dividend or other distribution declared by the Company, except as provided in Section 11 of the Plan.

(b)    Retention Shares Subject to Management Investor Rights Agreement. The Participant acknowledges and agrees that the Retention Shares shall be subject to the Company’s Amended and Restated Management Investor Rights Agreement (as amended, restated or supplemented from time to time, the “MIRA”), the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the MIRA, the applicable terms and provisions of the MIRA will govern and prevail. The Participant hereby (i)

agrees and acknowledges that the Participant has received a read a copy of the MIRA and (ii) agrees that, if the Participant is not already a party, effective as of the Date of Grant, the Participant shall become a party to the MIRA and shall be fully bound by, and subject to, all of the covenants, terms, and conditions of the MIRA as though an original party thereto and shall be deemed, and is hereby a Subject Party (as such term is defined in the MIRA), for all purposes thereof and entitled to all the rights incidental thereto.

3.    Compliance with Legal Requirements. The granting of the Retention Shares, and any other obligations of the Company under this Agreement, shall be subject to all applicable U.S. federal, state and local laws, rules and regulations, all applicable non-U.S. laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Participant agrees to take all steps that the Committee or the Company determines are reasonably necessary to comply with all applicable provisions of U.S. federal and state securities law and non-U.S. securities law in exercising the Participant’s rights under this Agreement.

4.	Taxation and Tax Withholdings

(a)    Representation. Participant represents to the Company that Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant is ultimately liable and responsible for all taxes owed in connection with this investment and the transactions contemplated by this Agreement, regardless of any action the Company or the Committee takes with respect to any tax withholding obligations that arise in connection with the Retention Shares. Neither the Company nor the Committee makes any representation or undertaking regarding the treatment of any tax withholding in connection with the Retention Shares or Participant’s sale of shares of Common Stock. The Company and the Committee do not commit and are under no obligations to structure this investment or the transactions contemplated by this Agreement to reduce or eliminate Participant’s tax liability.

(b)    No Section 83(b) Election. The Participant may not make an election under Section 83(b) of the Code with respect to the Retention Shares.

(c)    Tax Withholding. The Restricted Shares shall be subject to the Participant satisfying any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations. The Company shall have the right and is hereby authorized to withhold from any amounts payable to the Participant in connection with the Retention Shares or otherwise the amount of any required withholding taxes in respect of the Retention Shares or any payment or transfer of the Retention Shares or under the Plan and to take any such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes (up to the maximum permissible withholding amounts). The Participant may elect to satisfy, and the Company may require the Participant to satisfy, in whole or in part, the tax obligations by withholding shares of Common Stock that would otherwise be deliverable to the Participant upon the grant of the Retention Shares with a Fair Market Value equal to such withholding liability. The Company shall not be obligated to deliver the certificate representing Common Stock covered by the Retention Shares to Participant or Participant’s legal representative unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the grant of the Retention Shares.

5.    Clawback. Notwithstanding anything to the contrary contained herein, the Committee may cancel the Restricted Share award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company or any Affiliate while employed by, serving as a director of, or otherwise providing services to the Company or any

Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate (after giving effect to any applicable cure period set forth therein), as determined by the Committee. In such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the grant of the Retention Shares, the sale or other transfer of the Retention Shares, or the sale of shares of Common Stock acquired in respect of the Retention Shares, and must promptly repay such amounts to the Company. If the Participant receives any amount in excess of what the Participant should have received under the terms of the Retention Shares for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall promptly repay any such excess amount to the Company. To the extent required by applicable law or the rules and regulations of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, the Retention Shares shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Agreement).

6.	Restrictive Covenants.

(a)    Without limiting any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be party, the Participant hereby acknowledges and agrees that the Participant shall continue to be subject to the confidentiality and other restrictive covenants set forth in the Fourth Amended and Restated Limited Partnership Agreement of Prime Security Services TopCo Parent, L.P., a Delaware limited partnership, dated as of November 7, 2016 (as amended or supplemented from time to time, the “LPA”) as if a party thereto.

(b)    In the event that the Participant violates any of the restrictive covenants referred to in this Section 6, in addition to any other remedy that may be available at law or in equity, the Retention Shares shall be automatically forfeited effective as of the date on which such violation first occurs. The foregoing rights and remedies are in addition to any other rights and remedies that may be available to the Company and shall not prevent (and the Participant shall not assert that they shall prevent) the Company from bringing one or more actions in any applicable jurisdiction to recover damages as a result of the Participant’s breach of such restrictive covenants.

7.	Miscellaneous.

(a)    Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(b)    Notices. Any notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax, pdf/email or overnight courier, or by postage-paid first-class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, to the attention of the General Counsel at the Company’s principal executive office.

(c)    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(d)    No Rights to Employment, Directorship or Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(e)    Fractional Shares. In lieu of issuing a fraction of a share of Common Stock resulting from adjustment of the Retention Shares pursuant to Section 11 of the Plan or otherwise, the Company shall be entitled to pay to the Participant an amount in cash equal to the Fair Market Value of such fractional share.

(f)    Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.

(g)    Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(h)    Entire Agreement. This Agreement, the Plan, the MIRA, and the LPA (with respect to Section 6 of this Agreement only) contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto, other than any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, the covenants of which shall continue to apply to the Participant in addition to the covenants in Section 6 of this Agreement, in accordance with the terms of such agreement. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent under Section 11 or 13 of the Plan.

(i)    Governing Law and Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(i)    Dispute Resolution; Consent to Jurisdiction. All disputes between or among any Persons arising out of or in any way connected with the Plan, this Agreement or the Retention Shares shall be solely and finally settled by the Committee, acting in good faith, the determination of which shall be final. Any matters not covered by the preceding sentence shall be solely and finally settled in accordance with the Plan, and the Participant and the Company consent to the personal jurisdiction of the United States federal and state courts sitting in Wilmington, Delaware as the exclusive jurisdiction with respect to matters arising out of or related to the enforcement of the Committee’s determinations and resolution of matters, if any, related to the Plan or this Agreement not required to be resolved by the Committee. Each such Person hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the last known address of such Person, such service to become effective ten (10) days after such mailing.

(ii)    Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated

(whether based on contract, tort or any other theory). Each party hereto (A) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section.

(j)    Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(k)    Counterparts. This Agreement may be executed in one or more counterparts (including via facsimile and electronic image scan (pdf)), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(l)    Electronic Signature and Delivery. This Agreement may be accepted by return signature or by electronic confirmation. By accepting this Agreement, the Participant consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by U.S. Securities and Exchange Commission rules (which consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant).

(m)    Electronic Participation in Plan. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Agreement has been executed by the Company and the Participant as of the day first written above.

ADT INC.

By:
Name:
Title:

PARTICIPANT

[Name]

[Signature Page to Common Stock Award Agreement]